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                                                                    EXHIBIT 23.2
                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
DURO Communications, Inc.

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement.

/s/ KPMG LLP
KPMG LLP

Orlando, Florida
April 13, 2000